Exhibit 10.18

EXECUTION VERSION

AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT dated as of June 12, 2017 (this “Amendment”), by and among SHAY INTERMEDIATE HOLDING II CORPORATION (“Holdings”), PAE HOLDING CORPORATION (the “Lead Borrower”), the Subsidiary Borrowers party hereto (the “Subsidiary Borrowers” and, together with the Lead Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), the Collateral Agent, the Issuing Bank and the Swingline Lender under the Credit Agreement (as defined below), each INCREASE LOAN LENDER (as defined below), each of the other LENDERS party hereto and each of the other CREDIT PARTIES party hereto.

WHEREAS, reference is hereby made to the Revolving Credit Agreement dated as of October 20, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among Holdings, the Lead Borrower, the other Borrowers, the Administrative Agent, the other agents, arrangers and bookrunners party thereto and each Lender from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Lead Borrower may obtain Revolving Commitment Increases by, among other things, entering into an Amendment in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Lead Borrower has notified the Administrative Agent that it is requesting an increase in Commitments in the amount set forth on Schedule 1 hereto (the “Revolving Commitment Increases”) pursuant to Section 2.15(b) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, an “Increase Loan Lender”, and collectively, the “Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be $50,000,000); and

WHEREAS, the parties hereto have indicated their willingness to amend certain other terms of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This amendment is a “Credit Document” as defined under the Credit Agreement.

Section 2. Amendments to Section 1.01. The following defined term shall be added to Section 1.01 of the Credit Agreement:

“Amendment No. 1 Effective Date” shall mean June 12, 2017.

Section 3. Additional Amendments to Credit Agreement.

(a) In the first paragraph of the recitals to the Credit Agreement, (i) “$45,000,000” shall be replaced with “$100,000,000” and (ii) “$10,000,000” shall be replaced with “$25,000,000”.

(b) In clause (b)(i) of the definition of “Borrowing Base” in the Credit Agreement, “70%” shall be replaced with “75%”.

(c) In clause (b)(ii) of the definition of “Borrowing Base” in the Credit Agreement, “45%” shall be replaced with “55%”.

(d) In clause (c)(i) of the definition of “Borrowing Base” in the Credit Agreement, “20,000,000” shall be replaced with “25,000,000”.

(e) In clause (c)(ii) of the definition of “Borrowing Base” in the Credit Agreement, “50%” shall be replaced with “65%”.

(f) In the definition of “Revolving Commitment”, replace the last sentence therein with the following: “The aggregate amount of the Lenders’ Revolving Commitments on the Amendment No. 1 Effective Date is $150,000,000.”

(g) In Section 2.12(a) of the Credit Agreement, “$10,000,000” shall be replaced with “$25,000,000”.

(h) In Section 2.13(b)(A) of the Credit Agreement, “$45,000,000” shall be replaced with “$100,000,000”.

Section 4. Revolving Commitment Increase.

(a) The Lead Borrower and each Increase Loan Lender hereby agree that, subject to the satisfaction of the conditions in Section 7 hereof, on the Amendment No. 1 Effective Date, the Revolving Commitment Increase of such Increase Loan Lender shall become effective and the Revolving Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Increase Loan Lenders in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.15 of the Credit Agreement, the Revolving Commitment Increases shall be Revolving Commitments for all purposes under the Credit Agreement and each of the other Credit Documents and shall have terms identical to the Revolving Commitments outstanding under the Credit Agreement immediately prior to the date hereof (but giving effect to any amendments hereunder).

(b) Each Increase Loan Lender acknowledges and agrees that upon the Amendment No 1. Effective Date, such Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c) After giving effect to such Revolving Commitment Increases, the Revolving Commitment of each Revolving Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement).

Section 5. Reallocation. The reallocation of the Lenders’ Revolving Loans contemplated by Section 2.15(c) of the Credit Agreement with respect to any increase in the Revolving Commitments shall occur with respect to the Revolving Commitment Increases contemplated hereby on the Amendment

No. 1 Effective Date, and the Increase Loan Lenders shall make such Revolving Loans on the Amendment No. 1 Effective Date as may be required to effectuate such reallocation. Furthermore, on the Amendment No. 1 Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.

Section 6. Representations Correct. By its execution of this Amendment, each Credit Party hereby certifies that:

(a) This Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each Credit Party that is a party hereto and constitutes a legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b) Neither the execution, delivery or performance by any Credit Party of this Amendment (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except for Permitted Liens) upon any of the property or assets of any Credit Party or any of its Restricted Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries;

(c) Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Amendment No. 1 Effective Date and which remain in full force and effect on the Amendment No. 1 Effective Date and (y) filings which are necessary to perfect the security interests created under the Security Documents), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Amendment; and

(d) All proceeds of the Loans incurred after the Amendment No. 1 Effective Date will be used in accordance with Section 9.11 of the Credit Agreement.

Section 7. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”), subject to the satisfaction or waiver of the following conditions:

(a) Counterparts of this Amendment shall have been executed and delivered by the Lead Borrower, the Credit Parties, each Increase Loan Lender party hereto, the Supermajority Lenders, each Issuing Bank and the Administrative Agent;

(b) The Administrative Agent’s receipt of a duly executed certificate of an appropriate officer of each Credit Party, certifying (i) that the copies of such Credit Party’s certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, (x) as certified and delivered to the Administrative Agent on the date that such Credit Party became a Credit Party, remain in full force and effect as of the Amendment No. 1 Effective Date without modification or amendment since such original delivery or (y) as certified as of a recent date by the appropriate Governmental Authority of the jurisdiction of such Credit Party’s organization or formation and attached to such officer’s certificate, are true, correct and complete and in full force and effect as of the Amendment No. 1 Effective Date, (ii) that the copies of such Credit Party’s resolutions approving and adopting the Credit Documents to which it is party, the transactions contemplated herein, and authorizing the execution and delivery thereof, as attached to such officer’s certificate, are true, correct and complete copies and in full force and effect as of the Amendment No. 1 Effective Date and (iii) as to incumbency certificates identifying the officers of such Credit Party that are authorized to execute Credit Documents and to act on such Credit Party’s behalf in connection with the Credit Documents and who will execute Credit Documents;

(c) The Administrative Agent shall have received certificates of good standing or the equivalent (if any) for each Credit Party from such Credit Party’s jurisdiction of organization or formation, in each case certified as of a recent date by the appropriate Governmental Authority;

(d) The Administrative Agent shall have received from (i) Latham & Watkins LLP, special counsel to the Credit Parties and (ii) Bean Kinney & Korman, P.C., special Virginia counsel to the Credit Parties, opinions addressed to the Administrative Agent and each of the Lenders and dated the Amendment No. 1 Effective Date in form and substance reasonably satisfactory to the Administrative Agent;

(e) Each of the representations and warranties made by any Credit Party set forth in Section 8 of the Credit Agreement or in any other Credit Document shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set in any such representation or warranty);

(f) No Event of Default has occurred and is continuing;

(g) The Administrative Agent shall have received (i) for the account of each Increase Loan Lender, a commitment fee equal to 1.00% of the aggregate amount of each Increase Loan Lender’s Revolving Commitment Increase and (ii) all reasonable out-of-pocket fees and expenses of the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Arranger”), including all invoiced fees and expenses of one primary counsel to the Administrative Agent and the Arranger, to the extent invoiced at least two (2) Business Days prior to the date hereof, shall have been paid or reimbursed, on or prior to the Amendment No. 1 Effective Date;

(h) The Administrative Agent shall have received evidence reasonably satisfactory to it that Amendment No. 1 to the First Lien Credit Agreement and Amendment No. 1 to the Second Lien Credit Agreement shall have, or will concurrently, become effective in accordance with their terms and the transactions contemplated thereby shall have been, or will concurrently be, consummated; and

(i) Each Increase Loan Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case, to the extent reasonably requested by such Person in writing at least ten (10) days prior to the Amendment No. 1 Effective Date.

Section 8. Fees Generally. All fees payable hereunder shall be in all respects fully earned, due and payable on the Amendment No. 1 Effective Date and non-refundable and non-creditable thereafter.

Section 9. Acknowledgments. Each Credit Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the Revolving Commitment Increases) under the Security Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations that may arise pursuant to the Revolving Commitment Increases) pursuant to the Security Documents.

Section 10. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 13.12 of the Credit Agreement.

Section 11. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 12. Entire Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Credit Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Credit Document.

Section 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 13.08 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 14. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 15. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

Section 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SHAY INTERMEDIATE HOLDING II CORPORATION, as Holdings

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

PAE HOLDING CORPORATION, as Lead Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

PACIFIC ARCHITECTS AND ENGINEERS LLC, as a Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

PAE GOVERNMENT SERVICES, INC., as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PACIFIC OPERATIONS MAINTENANCE COMPANY, as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

PAE DESIGN AND FACILITY MANAGEMENT, as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE PROFESSIONAL SERVICES LLC, as a Borrower

By:	/s/ Kevin Sullivan
Name: Kevin Sullivan
Title: Treasurer

PAE LABAT-ANDERSON LLC, as a Borrower

By:	/s/ Kevin Sullivan
Name: Kevin Sullivan
Title: Treasurer

PAE NATIONAL SECURITY SOLUTIONS LLC, as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE JUSTICE SUPPORT, as a Borrower

By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President and Secretary

PAE AVIATION AND TECHNICAL SERVICES LLC, as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

PAE APPLIED TECHNOLOGIES LLC, as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE HANFORD LLC as a Borrower

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

AFGHAN HOLDCO LLC, as a Subsidiary Guarantor

By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President and Secretary

DEFENSE SUPPORT SERVICES INTERNATIONAL, LLC, as a Subsidiary Guarantor

By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President and Secretary

DEFENSE SUPPORT SERVICES INTERNATIONAL 2 LLC, as a Subsidiary Guarantor

By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President and Secretary

DEFENSE SUPPORT SERVICES INTERNATIONAL 3 LLC, as a Subsidiary Guarantor

By:	/s/ Paul W. Cobb, Jr.
Name: Paul W. Cobb, Jr.
Title: Vice President and Secretary

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

DYNCORP LLC as a Subsidiary Guarantor

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE HUMANITARIAN RESPONSE LLC, as a Subsidiary Guarantor
By: PAE Training Services, LLC

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE INTERNATIONAL, as a Subsidiary Guarantor

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE LOGISTICS LLC, as a Subsidiary Guarantor

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

PAE SHIELD ACQUISITION COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ Kevin Sullivan
Name: Kevin Sullivan
Title: Secretary

PAE TRAINING SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Mark Monroe
Name: Mark Monroe
Title: Treasurer

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

FCI FEDERAL, LLC

By:	/s/ Stephanie Finn
Name: Stephanie Finn
Title: Secretary

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Kevin W. Corcoran
Name: Kevin W. Corcoran
Title: Vice President

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Slattery
Name: David Slattery
Title: Vice President

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

SunTrust Bank, as a Lender

By:	/s/ Jonathan Keegan
Name: Jonathan Keegan
Title: Vice President

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Vice President

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:	/s/ John P Treadwell, Jr.
Name: John P Treadwell, Jr.
Title: Senior Vice President

[Signature Page to ABL Amendment No. 1 to the Credit Agreement]

SCHEDULE 1

TO AMENDMENT

Name of Lender	Revolving Commitment Increase
Citizens Bank, National Association	$17,500,000
Bank of America, N.A.	$16,250,000
Morgan Stanley Senior Funding, Inc.	$11,250,000
HSBC Bank USA, National Association	$5,000,000

SCHEDULE 2

TO AMENDMENT

Name of Lender	Revolving Commitments
Bank of America, N.A.	$50,000,000
Citizens Bank, National Association	$40,000,000
SunTrust Bank	$22,500,000
Morgan Stanley Senior Funding, Inc.	$22,500,000
HSBC Bank USA, National Association	$15,000,000